EXHIBIT 10.14
Issued: January 6, 2006
Effective as of: August 19, 2005
NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE “ACTS”) NOR IS ANY SUCH REGISTRATION OR QUALIFICATION CONTEMPLATED. NEITHER THIS PROMISSORY NOTE NOR ANY OF THE SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED MAY BE SOLD OR OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED OR QUALIFIED UNDER THE APPROPRIATE ACTS OR AN OPINION OF COUNSEL IS RECEIVED BY THE COMPANY (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE HOLDER OF THIS PROMISSORY NOTE HAS AGREED TO SUCH RESTRICTIONS.
Remote Knowledge, Inc.
5% Secured Convertible Promissory Note
Due August 1, 2008
     REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Alan Granader, on the 1st day of August, 2008 (the “Maturity Date”), the principal sum of SIX HUNDRED SEVENTY-FIVE THOUSAND and no/100 dollars ($675,000.00), or such lesser amount as may have actually been advanced by the holder hereof to the Company pursuant to the Loan Agreement (defined below), and which remains outstanding and unconverted, and to pay interest, without compounding, on the outstanding balance of the principal amount, outstanding from time to time, at a fixed rate of 5% per annum. All outstanding principal and all interest then accrued and unpaid shall be payable on the Maturity Date. Such principal and interest shall be paid in lawful money of the United States of America by check mailed to the holder hereof at the address of such holder set forth above, or such other address of which the holder shall give the Company prior written notice of at least 30 days.
     In addition to the terms and provisions set forth hereinabove, this Promissory Note is subject to the following terms and provisions:
     1. Loan Agreement. This Promissory Note is made subject to, and in accordance with, the terms and provisions contained in the Loan Agreement effective as of August 19, 2005 (the “Loan Agreement”) by and among the Company, and each of Leonard Nagel, solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, Alan Granader, Daniel Granader and Harry Granader, as “Lenders”. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Loan Agreement.

Issued: January 6, 2006
Effective as of: August 19, 2005
     2. Conversion Rights.
          (a) As used herein:
          (i) “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.
          (ii) “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.
          (iii) “Common Stock” means the common stock, $.001 par value per share, of the Company.
          (iv) “Conversion Amount” means the sum of the amount of Converted Principal and the amount of Converted Interest.
          (v) “Conversion Price” means $0.75, subject to adjustment as set forth in Section 2(f).
          (vi) “Converted Interest” means any accrued and unpaid interest on this Promissory Note converted into Common Stock in accordance with Section 2.
          (vii) “Converted Principal” means any outstanding principal converted on this Promissory Note converted into Common Stock in accordance with Section 2.
          (b) (i) Subject to and in compliance with the provisions of this Section 2, the holder of this Promissory Note may, at its option, by surrender of this Promissory Note as hereinafter provided, convert all or any portion of the outstanding principal amount of this Promissory Note, and all or any portion of the accrued and unpaid interest on this Promissory Note, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price.
               (ii) Subject to and in compliance with the provisions of this Section 2, the Company may, at its option, require conversion of all (but not less than all) of the outstanding principal amount of this Promissory Note, and all accrued and unpaid interest thereon, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price upon the occurrence of a transaction or series of related transactions in which the Company sells capital stock of the Company at a purchase price of $5.00 per share or higher and with gross proceeds to the Company equal to or exceeding $25,000,000.00
               (iii) All then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall automatically be converted, without any further act of the

Issued: January 6, 2006
Effective as of: August 19, 2005
Company or the holder, at the Conversion Price then in effect, into fully paid and nonassessable shares of Common Stock determined by dividing the Conversion Amount by such Conversion Price, upon the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock, or of any equity security that as part of a unit or otherwise includes Common Stock, for the account of the Company, in which the aggregate gross proceeds received by the Company equals or exceeds $25,000,000.00 and in which the public offering price per share of the Common Stock equals or exceeds $5.00 per share.
          (c) Subject to the other provisions of this Promissory Note, the option of the holder of this Promissory Note or the Company for conversion of this Promissory Note may be exercised at any time during the period beginning on the date hereof and ending upon the repayment in full of the principal of this Promissory Note.
          (d) The surrender of this Promissory Note for conversion shall be made by the holder hereof to the Company at its office in Houston, Texas, accompanied by written notice to the Company in the form of the Conversion Request attached as Annex 1 to this Promissory Note (the “Conversion Request”) that such holder elects to convert the Converted Principal of this Promissory Note, and the Converted Interest on this Promissory Note, in accordance with the provisions hereof.
          (i) If the Conversion Amount is equal to all principal outstanding on this Promissory Note plus all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, it shall be marked “Paid in Full”. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to surrender this Promissory Note and to release the Company from all liability hereon, including interest accruing, after the date of the receipt of the Conversion Request, and whereby the Company shall be deemed to agree that the surrender of such Promissory Note and the extinguishment of liability hereon shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion.
          (ii) If the Conversion Amount is less than the sum of all outstanding principal on this Promissory Note and all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, (A) the principal amount of this Promissory Note as shown on Schedule 1 hereto shall be reduced by the amount of Converted Principal and (B) the unpaid interest then accrued shall be reduced by the amount of Converted Interest. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to release the Company from all liability with respect to (X) the Converted Principal, (Y) interest accruing on the Converted Principal after the date of the receipt of the Conversion Request and (Z) Converted Interest, from the and including the date on which the Conversion Request is received. The Company shall be deemed to agree that the Conversion

Issued: January 6, 2006
Effective as of: August 19, 2005
Amount shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion. The Company’s liability for any principal which is not Converted Principal and any accrued and unpaid interest which is not Converted Interest, shall continue in accordance with the terms hereof.
          (iii) Subject to the further provisions of this Section 2, as soon as practicable after the receipt of such Conversion Request, and this Promissory Note, if applicable, the Company shall issue and shall deliver at said office to such holder (A) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Promissory Note in accordance with the provisions hereof and (B) a check or cash in respect of any fraction of a share as provided in Section 2(e). Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Company shall have received such Conversion Request and this Promissory Note. Any and all interest on the Converted Principal shall cease to accrue pursuant to this Promissory Note from the date of receipt of the Conversion Request. The holder of this Promissory Note shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable to such holder upon such conversion; provided, however, that any such surrender on any date when the securities transfer books of the Company shall be closed shall not be deemed to constitute the holder of this Promissory Note as the record holder thereof for any purpose until the close of business on the next succeeding day on which such securities transfer books shall be open.
          (iv) Upon the election of the Company to convert this Promissory Note at the occurrence of the closing of the transaction or series of related transactions specified in Section 2(b)(ii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the transactions or series of related transactions specified in Section 2(b)(ii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
          (v) Upon the occurrence of the closing of the public offering specified in Section 2(b)(iii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted automatically without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the public

Issued: January 6, 2006
Effective as of: August 19, 2005
offering specified in Section 2(b)(iii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
          (e) The Company shall not be required to issue fractions of shares upon conversion of this Promissory Note (or portion thereof). If any fractional interest in a share shall be deliverable upon the conversion of this Promissory Note (or portion thereof), the Company shall purchase such fractional interest for an amount in cash equal to the Conversion Price times the amount of such fractional interest.
          (f) The Conversion Price shall be subject to adjustment as follows:
               (i) If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 2(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
               (ii) If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than through an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 2(f)), in any such event the holder hereof shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
               (iii) If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 2(f)), as a part of such capital reorganization, provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made

Issued: January 6, 2006
Effective as of: August 19, 2005
in the application of the provisions of this Section 2(f) with respect to the rights of the holder hereof after the capital reorganization to the end that the provisions of this Section 2(f) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.
               (iv) Anything in this Section 2 to the contrary notwithstanding, all calculations under this Section 2(f) shall be made to the nearest cent or to the nearest whole share (as provided in Section 2(e)), as the case may be. Any provision of this Section 2(f) to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
               (v) In the event the Company shall propose to take any action of the types described in Section 2(f), the Company shall give notice to the holder of this Promissory Note, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Promissory Note. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.
               (vi) All shares of Common Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Company, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Company.
               (vii) The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Promissory Note.
          (g) Whenever the Conversion Price shall be adjusted as required by the provisions of Section 2(f) hereof, the Company shall forthwith mail a certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment or readjustment is based to the holder of this Promissory Note at such holder’s address as it appears herein or at the last address of which the holder has given the Company written notice, but failure to receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in Conversion Price. The Company shall, upon the written request at any time of the holder of this Promissory Note, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Promissory Note.

Issued: January 6, 2006
Effective as of: August 19, 2005
     3. Prepayment. The Company may prepay, upon 10 Business Days’ prior written notice, its obligations pursuant to this Promissory Note, in whole or in part, at any time by tendering to the holder hereof the outstanding principal balance to be prepaid, together with accrued but unpaid interest on such principal being prepaid. The foregoing notwithstanding, it is acknowledged and agreed to by the Company that the holder hereof may exercise its conversion rights pursuant to Section 2 hereof at any time prior to the second Business Day immediately preceding the proposed date of such prepayment, whether before or after receipt of such prepayment notice from the Company.
     4. Events of Default. Upon the occurrence and continuance of an Event of Default as set forth in Section 8 of the Loan Agreement, the holder hereof shall have the remedies set forth in Section 8(b) of the Loan Agreement.
     5. Miscellaneous.
          (a) This Promissory Note shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
          (b) The captions or headings in this Promissory Note are for reference only and neither form a part hereof nor are they to be relied upon to interpret any provision of this Promissory Note.
          (c) Any notices required to be given or which are otherwise given under this Promissory Note shall be given in accordance with the terms of Section 9 of the Loan Agreement.

Issued: January 6, 2006
Effective as of: August 19, 2005
     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed and delivered on the date set forth below.
DATED: January ____, 2006

REMOTE KNOWLEDGE, INC.

By

Name:	Randy S. Bayne
Title:	President & Chief Executive Officer

Issued: January 6, 2006
Effective as of: August 19, 2005
Annex 1
CONVERSION REQUEST
TO: REMOTE KNOWLEDGE, INC.
     The undersigned holder of this Promissory Note hereby irrevocably exercises the option to convert this Promissory Note into shares of Common Stock in accordance with the terms of the Promissory Note, and directs that the securities issuable and deliverable upon the conversion, together with any check in payment for fractional amounts or accrued, unpaid interest on the amount converted, be issued and delivered to the holder hereof at the address specified below.
     The Conversion Amount pursuant to this Conversion Request is a total of $___, comprising $___ as Converted Principal and $___ as Converted Interest.

NOTEHOLDER:

Dated:

Please print name and address

Please insert Social Security Number or
other Taxpayer Identification Number

Issued: January 6, 2006
Effective as of: August 19, 2005
SCHEDULE 1
     This Note evidences Loans made by the Lender under the within-described Loan Agreement to the Borrower, in the principal amounts set forth below, which Loans are of the Type, at the interest rate and for the Interest Periods and were made on the dates set forth below, subject to the payments of principal set forth below:

Date of
	Principal	Conversion	Amount	Balance
Date	Amount	or	Converted	Out-
Made	of Loan	Prepayment	or Prepaid	Standing

NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE “ACTS”) NOR IS ANY SUCH REGISTRATION OR QUALIFICATION CONTEMPLATED. NEITHER THIS PROMISSORY NOTE NOR ANY OF THE SECURITIES

Issued: January 6, 2006
Effective as of: August 19, 2005
INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED MAY BE SOLD OR OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED OR QUALIFIED UNDER THE APPROPRIATE ACTS OR AN OPINION OF COUNSEL IS RECEIVED BY THE COMPANY (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE HOLDER OF THIS PROMISSORY NOTE HAS AGREED TO SUCH RESTRICTIONS.
Remote Knowledge, Inc.
5% Secured Convertible Promissory Note
Due August 1, 2008
     REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Harry Granader, on the 1st day of August, 2008 (the “Maturity Date”), the principal sum of SIX HUNDRED THOUSAND and no/100 dollars ($600,000.00), or such lesser amount as may have actually been advanced by the holder hereof to the Company pursuant to the Loan Agreement (defined below), and which remains outstanding and unconverted, and to pay interest, without compounding, on the outstanding balance of the principal amount, outstanding from time to time, at a fixed rate of 5% per annum. All outstanding principal and all interest then accrued and unpaid shall be payable on the Maturity Date. Such principal and interest shall be paid in lawful money of the United States of America by check mailed to the holder hereof at the address of such holder set forth above, or such other address of which the holder shall give the Company prior written notice of at least 30 days.
     In addition to the terms and provisions set forth hereinabove, this Promissory Note is subject to the following terms and provisions:
     6. Loan Agreement. This Promissory Note is made subject to, and in accordance with, the terms and provisions contained in the Loan Agreement effective as of August 19, 2005 (the “Loan Agreement”) by and among the Company, and each of Leonard Nagel, solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, Alan Granader, Daniel Granader and Harry Granader, as “Lenders”. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Loan Agreement.
     7. Conversion Rights.
          (a) As used herein:
          (i) “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.

Issued: January 6, 2006
Effective as of: August 19, 2005
          (ii) “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.
          (iii) “Common Stock” means the common stock, $.001 par value per share, of the Company.
          (iv) “Conversion Amount” means the sum of the amount of Converted Principal and the amount of Converted Interest.
          (v) “Conversion Price” means $0.75, subject to adjustment as set forth in Section 2(f).
          (vi) “Converted Interest” means any accrued and unpaid interest on this Promissory Note converted into Common Stock in accordance with Section 2.
          (vii) “Converted Principal” means any outstanding principal converted on this Promissory Note converted into Common Stock in accordance with Section 2.
          (b) (i) Subject to and in compliance with the provisions of this Section 2, the holder of this Promissory Note may, at its option, by surrender of this Promissory Note as hereinafter provided, convert all or any portion of the outstanding principal amount of this Promissory Note, and all or any portion of the accrued and unpaid interest on this Promissory Note, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price.
               (ii) Subject to and in compliance with the provisions of this Section 2, the Company may, at its option, require conversion of all (but not less than all) of the outstanding principal amount of this Promissory Note, and all accrued and unpaid interest thereon, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price upon the occurrence of a transaction or series of related transactions in which the Company sells capital stock of the Company at a purchase price of $5.00 per share or higher and with gross proceeds to the Company equal to or exceeding $25,000,000.00
               (iii) All then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall automatically be converted, without any further act of the Company or the holder, at the Conversion Price then in effect, into fully paid and nonassessable shares of Common Stock determined by dividing the Conversion Amount by such Conversion Price, upon the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock, or of any equity security that as part of a unit or otherwise includes Common Stock, for the account of the Company, in which the aggregate gross proceeds received by the Company equals or exceeds $25,000,000.00 and in which the public offering price per share of the Common Stock equals or exceeds $5.00 per share.
          (c) Subject to the other provisions of this Promissory Note, the option of the holder of this Promissory Note or the Company for conversion of this Promissory Note may be

Issued: January 6, 2006
Effective as of: August 19, 2005
exercised at any time during the period beginning on the date hereof and ending upon the repayment in full of the principal of this Promissory Note.
          (d) The surrender of this Promissory Note for conversion shall be made by the holder hereof to the Company at its office in Houston, Texas, accompanied by written notice to the Company in the form of the Conversion Request attached as Annex 1 to this Promissory Note (the “Conversion Request”) that such holder elects to convert the Converted Principal of this Promissory Note, and the Converted Interest on this Promissory Note, in accordance with the provisions hereof.
          (i) If the Conversion Amount is equal to all principal outstanding on this Promissory Note plus all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, it shall be marked “Paid in Full”. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to surrender this Promissory Note and to release the Company from all liability hereon, including interest accruing, after the date of the receipt of the Conversion Request, and whereby the Company shall be deemed to agree that the surrender of such Promissory Note and the extinguishment of liability hereon shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion.
          (ii) If the Conversion Amount is less than the sum of all outstanding principal on this Promissory Note and all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, (A) the principal amount of this Promissory Note as shown on Schedule 1 hereto shall be reduced by the amount of Converted Principal and (B) the unpaid interest then accrued shall be reduced by the amount of Converted Interest. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to release the Company from all liability with respect to (X) the Converted Principal, (Y) interest accruing on the Converted Principal after the date of the receipt of the Conversion Request and (Z) Converted Interest, from the and including the date on which the Conversion Request is received. The Company shall be deemed to agree that the Conversion Amount shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion. The Company’s liability for any principal which is not Converted Principal and any accrued and unpaid interest which is not Converted Interest, shall continue in accordance with the terms hereof.
          (iii) Subject to the further provisions of this Section 2, as soon as practicable after the receipt of such Conversion Request, and this Promissory Note, if applicable, the Company shall issue and shall deliver at said office to such holder (A) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Promissory Note in accordance with the provisions hereof and (B) a check or cash in respect of any fraction of a share as provided in Section 2(e). Such conversion shall be deemed to have been effected

Issued: January 6, 2006
Effective as of: August 19, 2005
immediately prior to the close of business on the date on which the Company shall have received such Conversion Request and this Promissory Note. Any and all interest on the Converted Principal shall cease to accrue pursuant to this Promissory Note from the date of receipt of the Conversion Request. The holder of this Promissory Note shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable to such holder upon such conversion; provided, however, that any such surrender on any date when the securities transfer books of the Company shall be closed shall not be deemed to constitute the holder of this Promissory Note as the record holder thereof for any purpose until the close of business on the next succeeding day on which such securities transfer books shall be open.
          (iv) Upon the election of the Company to convert this Promissory Note at the occurrence of the closing of the transaction or series of related transactions specified in Section 2(b)(ii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the transactions or series of related transactions specified in Section 2(b)(ii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
          (v) Upon the occurrence of the closing of the public offering specified in Section 2(b)(iii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted automatically without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the public offering specified in Section 2(b)(iii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
          (e) The Company shall not be required to issue fractions of shares upon conversion of this Promissory Note (or portion thereof). If any fractional interest in a share shall be deliverable upon the conversion of this Promissory Note (or portion thereof), the Company

Issued: January 6, 2006
Effective as of: August 19, 2005
shall purchase such fractional interest for an amount in cash equal to the Conversion Price times the amount of such fractional interest.
          (f) The Conversion Price shall be subject to adjustment as follows:
               (i) If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 2(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
               (ii) If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than through an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 2(f)), in any such event the holder hereof shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
               (iii) If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 2(f)), as a part of such capital reorganization, provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(f) with respect to the rights of the holder hereof after the capital reorganization to the end that the provisions of this Section 2(f) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.
               (iv) Anything in this Section 2 to the contrary notwithstanding, all calculations under this Section 2(f) shall be made to the nearest cent or to the nearest whole share (as provided in Section 2(e)), as the case may be. Any provision of this Section 2(f) to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any

Issued: January 6, 2006
Effective as of: August 19, 2005
subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
               (v) In the event the Company shall propose to take any action of the types described in Section 2(f), the Company shall give notice to the holder of this Promissory Note, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Promissory Note. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.
               (vi) All shares of Common Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Company, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Company.
               (vii) The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Promissory Note.
          (g) Whenever the Conversion Price shall be adjusted as required by the provisions of Section 2(f) hereof, the Company shall forthwith mail a certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment or readjustment is based to the holder of this Promissory Note at such holder’s address as it appears herein or at the last address of which the holder has given the Company written notice, but failure to receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in Conversion Price. The Company shall, upon the written request at any time of the holder of this Promissory Note, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Promissory Note.
     8. Prepayment. The Company may prepay, upon 10 Business Days’ prior written notice, its obligations pursuant to this Promissory Note, in whole or in part, at any time by tendering to the holder hereof the outstanding principal balance to be prepaid, together with accrued but unpaid interest on such principal being prepaid. The foregoing notwithstanding, it is acknowledged and agreed to by the Company that the holder hereof may exercise its conversion rights pursuant to Section 2 hereof at any time prior to the second Business Day immediately preceding the proposed date of such prepayment, whether before or after receipt of such prepayment notice from the Company.

Issued: January 6, 2006
Effective as of: August 19, 2005
     9. Events of Default. Upon the occurrence and continuance of an Event of Default as set forth in Section 8 of the Loan Agreement, the holder hereof shall have the remedies set forth in Section 8(b) of the Loan Agreement.
     10. Miscellaneous.
          (a) This Promissory Note shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
          (b) The captions or headings in this Promissory Note are for reference only and neither form a part hereof nor are they to be relied upon to interpret any provision of this Promissory Note.
          (c) Any notices required to be given or which are otherwise given under this Promissory Note shall be given in accordance with the terms of Section 9 of the Loan Agreement.

Issued: January 6, 2006
Effective as of: August 19, 2005
     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed and delivered on the date set forth below.
DATED: January ____, 2006

REMOTE KNOWLEDGE, INC.

By

Name:	Randy S. Bayne
Title:	President & Chief Executive Officer

Issued: January 6, 2006
Effective as of: August 19, 2005
Annex 1
CONVERSION REQUEST
TO: REMOTE KNOWLEDGE, INC.
     The undersigned holder of this Promissory Note hereby irrevocably exercises the option to convert this Promissory Note into shares of Common Stock in accordance with the terms of the Promissory Note, and directs that the securities issuable and deliverable upon the conversion, together with any check in payment for fractional amounts or accrued, unpaid interest on the amount converted, be issued and delivered to the holder hereof at the address specified below.
     The Conversion Amount pursuant to this Conversion Request is a total of $___, comprising $___ as Converted Principal and $___ as Converted Interest.

NOTEHOLDER:
Dated:

Please print name and address

Please insert Social Security Number or
other Taxpayer Identification Number

Issued: January 6, 2006
Effective as of: August 19, 2005
SCHEDULE 1
This Note evidences Loans made by the Lender under the within-described Loan Agreement to the Borrower, in the principal amounts set forth below, which Loans are of the Type, at the interest rate and for the Interest Periods and were made on the dates set forth below, subject to the payments of principal set forth below:

Date of
	Principal	Conversion	Amount	Balance
Date	Amount	or	Converted	Out-
Made	of Loan	Prepayment	or Prepaid	Standing

NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE “ACTS”) NOR IS ANY SUCH REGISTRATION OR

Issued: January 6, 2006
Effective as of: August 19, 2005
QUALIFICATION CONTEMPLATED. NEITHER THIS PROMISSORY NOTE NOR ANY OF THE SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED MAY BE SOLD OR OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED OR QUALIFIED UNDER THE APPROPRIATE ACTS OR AN OPINION OF COUNSEL IS RECEIVED BY THE COMPANY (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE HOLDER OF THIS PROMISSORY NOTE HAS AGREED TO SUCH RESTRICTIONS.
Remote Knowledge, Inc.
5% Secured Convertible Promissory Note
Due August 1, 2008
     REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Daniel Granader, on the 1st day of August, 2008 (the “Maturity Date”), the principal sum of SIX HUNDRED THOUSAND and no/100 dollars ($600,000.00), or such lesser amount as may have actually been advanced by the holder hereof to the Company pursuant to the Loan Agreement (defined below), and which remains outstanding and unconverted, and to pay interest, without compounding, on the outstanding balance of the principal amount, outstanding from time to time, at a fixed rate of 5% per annum. All outstanding principal and all interest then accrued and unpaid shall be payable on the Maturity Date. Such principal and interest shall be paid in lawful money of the United States of America by check mailed to the holder hereof at the address of such holder set forth above, or such other address of which the holder shall give the Company prior written notice of at least 30 days.
     In addition to the terms and provisions set forth hereinabove, this Promissory Note is subject to the following terms and provisions:
     11. Loan Agreement. This Promissory Note is made subject to, and in accordance with, the terms and provisions contained in the Loan Agreement effective as of August 19, 2005 (the “Loan Agreement”) by and among the Company, and each of Leonard Nagel, solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, Alan Granader, Daniel Granader and Harry Granader, as “Lenders”. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Loan Agreement.
     12. Conversion Rights.
          (a) As used herein:
          (i) “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of

Issued: January 6, 2006
Effective as of: August 19, 2005
related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.
          (ii) “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.
          (iii) “Common Stock” means the common stock, $.001 par value per share, of the Company.
          (iv) “Conversion Amount” means the sum of the amount of Converted Principal and the amount of Converted Interest.
          (v) “Conversion Price” means $0.75, subject to adjustment as set forth in Section 2(f).
          (vi) “Converted Interest” means any accrued and unpaid interest on this Promissory Note converted into Common Stock in accordance with Section 2.
          (vii) “Converted Principal” means any outstanding principal converted on this Promissory Note converted into Common Stock in accordance with Section 2.
          (b) (i) Subject to and in compliance with the provisions of this Section 2, the holder of this Promissory Note may, at its option, by surrender of this Promissory Note as hereinafter provided, convert all or any portion of the outstanding principal amount of this Promissory Note, and all or any portion of the accrued and unpaid interest on this Promissory Note, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price.
               (ii) Subject to and in compliance with the provisions of this Section 2, the Company may, at its option, require conversion of all (but not less than all) of the outstanding principal amount of this Promissory Note, and all accrued and unpaid interest thereon, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price upon the occurrence of a transaction or series of related transactions in which the Company sells capital stock of the Company at a purchase price of $5.00 per share or higher and with gross proceeds to the Company equal to or exceeding $25,000,000.00
               (iii) All then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall automatically be converted, without any further act of the Company or the holder, at the Conversion Price then in effect, into fully paid and nonassessable shares of Common Stock determined by dividing the Conversion Amount by such Conversion Price, upon the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock, or of any equity security that as part of a unit or otherwise includes Common Stock, for the account of the Company, in which the aggregate gross proceeds received by the Company equals or exceeds $25,000,000.00 and in which the public offering price per share of the Common Stock equals or exceeds $5.00 per share.

Issued: January 6, 2006
Effective as of: August 19, 2005
          (c) Subject to the other provisions of this Promissory Note, the option of the holder of this Promissory Note or the Company for conversion of this Promissory Note may be exercised at any time during the period beginning on the date hereof and ending upon the repayment in full of the principal of this Promissory Note.
          (d) The surrender of this Promissory Note for conversion shall be made by the holder hereof to the Company at its office in Houston, Texas, accompanied by written notice to the Company in the form of the Conversion Request attached as Annex 1 to this Promissory Note (the “Conversion Request”) that such holder elects to convert the Converted Principal of this Promissory Note, and the Converted Interest on this Promissory Note, in accordance with the provisions hereof.
          (i) If the Conversion Amount is equal to all principal outstanding on this Promissory Note plus all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, it shall be marked “Paid in Full”. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to surrender this Promissory Note and to release the Company from all liability hereon, including interest accruing, after the date of the receipt of the Conversion Request, and whereby the Company shall be deemed to agree that the surrender of such Promissory Note and the extinguishment of liability hereon shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion.
          (ii) If the Conversion Amount is less than the sum of all outstanding principal on this Promissory Note and all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, (A) the principal amount of this Promissory Note as shown on Schedule 1 hereto shall be reduced by the amount of Converted Principal and (B) the unpaid interest then accrued shall be reduced by the amount of Converted Interest. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to release the Company from all liability with respect to (X) the Converted Principal, (Y) interest accruing on the Converted Principal after the date of the receipt of the Conversion Request and (Z) Converted Interest, from the and including the date on which the Conversion Request is received. The Company shall be deemed to agree that the Conversion Amount shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion. The Company’s liability for any principal which is not Converted Principal and any accrued and unpaid interest which is not Converted Interest, shall continue in accordance with the terms hereof.
          (iii) Subject to the further provisions of this Section 2, as soon as practicable after the receipt of such Conversion Request, and this Promissory Note, if applicable, the Company shall issue and shall deliver at said office to such holder (A) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Promissory

Issued: January 6, 2006
Effective as of: August 19, 2005
Note in accordance with the provisions hereof and (B) a check or cash in respect of any fraction of a share as provided in Section 2(e). Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Company shall have received such Conversion Request and this Promissory Note. Any and all interest on the Converted Principal shall cease to accrue pursuant to this Promissory Note from the date of receipt of the Conversion Request. The holder of this Promissory Note shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable to such holder upon such conversion; provided, however, that any such surrender on any date when the securities transfer books of the Company shall be closed shall not be deemed to constitute the holder of this Promissory Note as the record holder thereof for any purpose until the close of business on the next succeeding day on which such securities transfer books shall be open.
          (iv) Upon the election of the Company to convert this Promissory Note at the occurrence of the closing of the transaction or series of related transactions specified in Section 2(b)(ii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the transactions or series of related transactions specified in Section 2(b)(ii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
          (v) Upon the occurrence of the closing of the public offering specified in Section 2(b)(iii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted automatically without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the public offering specified in Section 2(b)(iii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.

Issued: January 6, 2006
Effective as of: August 19, 2005
          (e) The Company shall not be required to issue fractions of shares upon conversion of this Promissory Note (or portion thereof). If any fractional interest in a share shall be deliverable upon the conversion of this Promissory Note (or portion thereof), the Company shall purchase such fractional interest for an amount in cash equal to the Conversion Price times the amount of such fractional interest.
          (f) The Conversion Price shall be subject to adjustment as follows:
               (i) If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 2(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
               (ii) If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than through an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 2(f)), in any such event the holder hereof shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
               (iii) If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 2(f)), as a part of such capital reorganization, provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(f) with respect to the rights of the holder hereof after the capital reorganization to the end that the provisions of this Section 2(f) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.
               (iv) Anything in this Section 2 to the contrary notwithstanding, all calculations under this Section 2(f) shall be made to the nearest cent or to the nearest whole share (as provided in Section 2(e)), as the case may be. Any provision of this Section 2(f) to the

Issued: January 6, 2006
Effective as of: August 19, 2005
contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
               (v) In the event the Company shall propose to take any action of the types described in Section 2(f), the Company shall give notice to the holder of this Promissory Note, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Promissory Note. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.
               (vi) All shares of Common Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Company, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Company.
               (vii) The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Promissory Note.
          (g) Whenever the Conversion Price shall be adjusted as required by the provisions of Section 2(f) hereof, the Company shall forthwith mail a certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment or readjustment is based to the holder of this Promissory Note at such holder’s address as it appears herein or at the last address of which the holder has given the Company written notice, but failure to receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in Conversion Price. The Company shall, upon the written request at any time of the holder of this Promissory Note, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Promissory Note.
     13. Prepayment. The Company may prepay, upon 10 Business Days’ prior written notice, its obligations pursuant to this Promissory Note, in whole or in part, at any time by tendering to the holder hereof the outstanding principal balance to be prepaid, together with accrued but unpaid interest on such principal being prepaid. The foregoing notwithstanding, it is acknowledged and agreed to by the Company that the holder hereof may exercise its conversion rights pursuant to Section 2 hereof at any time prior to the second Business Day immediately

Issued: January 6, 2006
Effective as of: August 19, 2005
preceding the proposed date of such prepayment, whether before or after receipt of such prepayment notice from the Company.
     14. Events of Default. Upon the occurrence and continuance of an Event of Default as set forth in Section 8 of the Loan Agreement, the holder hereof shall have the remedies set forth in Section 8(b) of the Loan Agreement.
     15. Miscellaneous.
          (a) This Promissory Note shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
          (b) The captions or headings in this Promissory Note are for reference only and neither form a part hereof nor are they to be relied upon to interpret any provision of this Promissory Note.
          (c) Any notices required to be given or which are otherwise given under this Promissory Note shall be given in accordance with the terms of Section 9 of the Loan Agreement.

Issued: January 6, 2006
Effective as of: August 19, 2005
     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed and delivered on the date set forth below.
DATED: January ____, 2006

REMOTE KNOWLEDGE, INC.

By

Name:	Randy S. Bayne
Title:	President & Chief Executive Officer

Issued: January 6, 2006
Effective as of: August 19, 2005
Annex 1
CONVERSION REQUEST
TO: REMOTE KNOWLEDGE, INC.
     The undersigned holder of this Promissory Note hereby irrevocably exercises the option to convert this Promissory Note into shares of Common Stock in accordance with the terms of the Promissory Note, and directs that the securities issuable and deliverable upon the conversion, together with any check in payment for fractional amounts or accrued, unpaid interest on the amount converted, be issued and delivered to the holder hereof at the address specified below.
     The Conversion Amount pursuant to this Conversion Request is a total of $___, comprising $___ as Converted Principal and $___ as Converted Interest.

NOTEHOLDER:
Dated:

Please print name and address

Please insert Social Security Number or
other Taxpayer Identification Number

Issued: January 6, 2006
Effective as of: August 19, 2005
SCHEDULE 1
This Note evidences Loans made by the Lender under the within-described Loan Agreement to the Borrower, in the principal amounts set forth below, which Loans are of the Type, at the interest rate and for the Interest Periods and were made on the dates set forth below, subject to the payments of principal set forth below:

Date of
	Principal	Conversion	Amount	Balance
Date	Amount	or	Converted	Out-
Made	of Loan	Prepayment	or Prepaid	Standing

NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE “ACTS”) NOR IS ANY SUCH REGISTRATION OR

Issued: January 6, 2006
Effective as of: August 19, 2005
QUALIFICATION CONTEMPLATED. NEITHER THIS PROMISSORY NOTE NOR ANY OF THE SECURITIES INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED MAY BE SOLD OR OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED OR QUALIFIED UNDER THE APPROPRIATE ACTS OR AN OPINION OF COUNSEL IS RECEIVED BY THE COMPANY (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE HOLDER OF THIS PROMISSORY NOTE HAS AGREED TO SUCH RESTRICTIONS.
Remote Knowledge, Inc.
5% Secured Convertible Promissory Note
Due August 1, 2008
     REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Leonard Nagel, not in his individual capacity, but solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, on the 1st day of August, 2008 (the “Maturity Date”), the principal sum of ONE MILLION SEVEN HUNDRED TWENTY-FIVE THOUSAND and no/100 dollars ($1,725,000.00), or such lesser amount as may have actually been advanced by the holder hereof to the Company pursuant to the Loan Agreement (defined below), and which remains outstanding and unconverted, and to pay interest, without compounding, on the outstanding balance of the principal amount, outstanding from time to time, at a fixed rate of 5% per annum. All outstanding principal and all interest then accrued and unpaid shall be payable on the Maturity Date. Such principal and interest shall be paid in lawful money of the United States of America by check mailed to the holder hereof at the address of such holder set forth above, or such other address of which the holder shall give the Company prior written notice of at least 30 days.
     In addition to the terms and provisions set forth hereinabove, this Promissory Note is subject to the following terms and provisions:
     16. Loan Agreement. This Promissory Note is made subject to, and in accordance with, the terms and provisions contained in the Loan Agreement effective as of August 19, 2005 2005 (the “Loan Agreement”) by and among the Company, and each of Leonard Nagel, solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, Alan Granader, Daniel Granader and Harry Granader, as “Lenders”. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Loan Agreement.
     17. Conversion Rights.
          (a) As used herein:
          (i) “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power

Issued: January 6, 2006
Effective as of: August 19, 2005
immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.
          (ii) “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.
          (iii) “Common Stock” means the common stock, $.001 par value per share, of the Company.
          (iv) “Conversion Amount” means the sum of the amount of Converted Principal and the amount of Converted Interest.
          (v) “Conversion Price” means $0.75, subject to adjustment as set forth in Section 2(f).
          (vi) “Converted Interest” means any accrued and unpaid interest on this Promissory Note converted into Common Stock in accordance with Section 2.
          (vii) “Converted Principal” means any outstanding principal converted on this Promissory Note converted into Common Stock in accordance with Section 2.
          (b) (i) Subject to and in compliance with the provisions of this Section 2, the holder of this Promissory Note may, at its option, by surrender of this Promissory Note as hereinafter provided, convert all or any portion of the outstanding principal amount of this Promissory Note, and all or any portion of the accrued and unpaid interest on this Promissory Note, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price.
               (ii) Subject to and in compliance with the provisions of this Section 2, the Company may, at its option, require conversion of all (but not less than all) of the outstanding principal amount of this Promissory Note, and all accrued and unpaid interest thereon, into such number of shares of Common Stock as is determined by dividing the Conversion Amount by the Conversion Price upon the occurrence of a transaction or series of related transactions in which the Company sells capital stock of the Company at a purchase price of $5.00 per share or higher and with gross proceeds to the Company equal to or exceeding $25,000,000.00
               (iii) All then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall automatically be converted, without any further act of the Company or the holder, at the Conversion Price then in effect, into fully paid and nonassessable shares of Common Stock determined by dividing the Conversion Amount by such Conversion Price, upon the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock, or of any equity security that as part of a unit or otherwise includes Common Stock, for the account of the Company, in which the aggregate gross proceeds received by the Company

Issued: January 6, 2006
Effective as of: August 19, 2005
equals or exceeds $25,000,000.00 and in which the public offering price per share of the Common Stock equals or exceeds $5.00 per share.
               (c) Subject to the other provisions of this Promissory Note, the option of the holder of this Promissory Note or the Company for conversion of this Promissory Note may be exercised at any time during the period beginning on the date hereof and ending upon the repayment in full of the principal of this Promissory Note.
               (d) The surrender of this Promissory Note for conversion shall be made by the holder hereof to the Company at its office in Houston, Texas, accompanied by written notice to the Company in the form of the Conversion Request attached as Annex 1 to this Promissory Note (the “Conversion Request”) that such holder elects to convert the Converted Principal of this Promissory Note, and the Converted Interest on this Promissory Note, in accordance with the provisions hereof.
               (i) If the Conversion Amount is equal to all principal outstanding on this Promissory Note plus all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, it shall be marked “Paid in Full”. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to surrender this Promissory Note and to release the Company from all liability hereon, including interest accruing, after the date of the receipt of the Conversion Request, and whereby the Company shall be deemed to agree that the surrender of such Promissory Note and the extinguishment of liability hereon shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion.
               (ii) If the Conversion Amount is less than the sum of all outstanding principal on this Promissory Note and all accrued and unpaid interest on this Promissory Note on the date the Conversion Request is made, then upon surrender of this Promissory Note for conversion, (A) the principal amount of this Promissory Note as shown on Schedule 1 hereto shall be reduced by the amount of Converted Principal and (B) the unpaid interest then accrued shall be reduced by the amount of Converted Interest. Any such notice of election to convert shall constitute a contract between the holder of this Promissory Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to release the Company from all liability with respect to (X) the Converted Principal, (Y) interest accruing on the Converted Principal after the date of the receipt of the Conversion Request and (Z) Converted Interest, from the and including the date on which the Conversion Request is received. The Company shall be deemed to agree that the Conversion Amount shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion. The Company’s liability for any principal which is not Converted Principal and any accrued and unpaid interest which is not Converted Interest, shall continue in accordance with the terms hereof.

Issued: January 6, 2006
Effective as of: August 19, 2005
               (iii) Subject to the further provisions of this Section 2, as soon as practicable after the receipt of such Conversion Request, and this Promissory Note, if applicable, the Company shall issue and shall deliver at said office to such holder (A) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Promissory Note in accordance with the provisions hereof and (B) a check or cash in respect of any fraction of a share as provided in Section 2(e). Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Company shall have received such Conversion Request and this Promissory Note. Any and all interest on the Converted Principal shall cease to accrue pursuant to this Promissory Note from the date of receipt of the Conversion Request. The holder of this Promissory Note shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable to such holder upon such conversion; provided, however, that any such surrender on any date when the securities transfer books of the Company shall be closed shall not be deemed to constitute the holder of this Promissory Note as the record holder thereof for any purpose until the close of business on the next succeeding day on which such securities transfer books shall be open.
               (iv) Upon the election of the Company to convert this Promissory Note at the occurrence of the closing of the transaction or series of related transactions specified in Section 2(b)(ii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the transactions or series of related transactions specified in Section 2(b)(ii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
               (v) Upon the occurrence of the closing of the public offering specified in Section 2(b)(iii), all then outstanding principal and all then accrued and unpaid interest on this Promissory Note shall be converted automatically without any further action by the holder and whether or not this Promissory Note is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue to the holder certificates evidencing the shares of Common Stock issuable upon such conversion unless this Promissory Note is delivered either to the Company or to the transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the closing of the public offering specified in Section 2(b)(iii). As soon as practicable after the surrender of this Promissory Note as specified in this Section 2(d), the Company shall issue and deliver to or upon the written order of the holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fraction of a share as provided in Section 2(e) hereof. No interest shall accrue on and after such conversion

Issued: January 6, 2006
Effective as of: August 19, 2005
date. The holder shall be deemed to become on such conversion date the holder of record of the shares of Common Stock issuable to the holder upon such conversion.
               (e) The Company shall not be required to issue fractions of shares upon conversion of this Promissory Note (or portion thereof). If any fractional interest in a share shall be deliverable upon the conversion of this Promissory Note (or portion thereof), the Company shall purchase such fractional interest for an amount in cash equal to the Conversion Price times the amount of such fractional interest.
               (f) The Conversion Price shall be subject to adjustment as follows:
                     (i) If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 2(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
                     (ii) If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than through an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 2(f)), in any such event the holder hereof shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
                     (iii) If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 2(f)), as a part of such capital reorganization, provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(f) with respect to the rights of the holder hereof after the capital reorganization to the end that the provisions of this Section 2(f) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.

Issued: January 6, 2006
Effective as of: August 19, 2005
               (iv) Anything in this Section 2 to the contrary notwithstanding, all calculations under this Section 2(f) shall be made to the nearest cent or to the nearest whole share (as provided in Section 2(e)), as the case may be. Any provision of this Section 2(f) to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
               (v) In the event the Company shall propose to take any action of the types described in Section 2(f), the Company shall give notice to the holder of this Promissory Note, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Promissory Note. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.
               (vi) All shares of Common Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Company, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Company.
               (vii) The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Promissory Note.
          (g) Whenever the Conversion Price shall be adjusted as required by the provisions of Section 2(f) hereof, the Company shall forthwith mail a certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment or readjustment is based to the holder of this Promissory Note at such holder’s address as it appears herein or at the last address of which the holder has given the Company written notice, but failure to receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in Conversion Price. The Company shall, upon the written request at any time of the holder of this Promissory Note, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Promissory Note.
     18. Prepayment. The Company may prepay, upon 10 Business Days’ prior written notice, its obligations pursuant to this Promissory Note, in whole or in part, at any time by tendering to the holder hereof the outstanding principal balance to be prepaid, together with accrued but unpaid interest on such principal being prepaid. The foregoing notwithstanding, it is

Issued: January 6, 2006
Effective as of: August 19, 2005
acknowledged and agreed to by the Company that the holder hereof may exercise its conversion rights pursuant to Section 2 hereof at any time prior to the second Business Day immediately preceding the proposed date of such prepayment, whether before or after receipt of such prepayment notice from the Company.
     19. Events of Default. Upon the occurrence and continuance of an Event of Default as set forth in Section 8 of the Loan Agreement, the holder hereof shall have the remedies set forth in Section 8(b) of the Loan Agreement.
     20. Miscellaneous.
          (a) This Promissory Note shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
          (b) The captions or headings in this Promissory Note are for reference only and neither form a part hereof nor are they to be relied upon to interpret any provision of this Promissory Note.
          (c) Any notices required to be given or which are otherwise given under this Promissory Note shall be given in accordance with the terms of Section 9 of the Loan Agreement.

Issued: January 6, 2006
Effective as of: August 19, 2005
     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed and delivered on the date set forth below.
DATED: January ____, 2006

REMOTE KNOWLEDGE, INC.

By

Name:	Randy S. Bayne
Title:	President & Chief Executive Officer

Issued: January 6, 2006
Effective as of: August 19, 2005
Annex 1
CONVERSION REQUEST
TO: REMOTE KNOWLEDGE, INC.
     The undersigned holder of this Promissory Note hereby irrevocably exercises the option to convert this Promissory Note into shares of Common Stock in accordance with the terms of the Promissory Note, and directs that the securities issuable and deliverable upon the conversion, together with any check in payment for fractional amounts or accrued, unpaid interest on the amount converted, be issued and delivered to the holder hereof at the address specified below.
     The Conversion Amount pursuant to this Conversion Request is a total of $___, comprising $___ as Converted Principal and $___ as Converted Interest.

NOTEHOLDER:

Dated:

Please print name and address

Please insert Social Security Number or
other Taxpayer Identification Number

Issued: January 6, 2006
Effective as of: August 19, 2005
SCHEDULE 1
This Note evidences Loans made by the Lender under the within-described Loan Agreement to the Borrower, in the principal amounts set forth below, which Loans are of the Type, at the interest rate and for the Interest Periods and were made on the dates set forth below, subject to the payments of principal set forth below:

		Date of
	Principal	Conversion	Amount	Balance
Date	Amount of	or	Converted	Out-
Made	Loan	Prepayment	or Prepaid	Standing

August 19, 2005	$1,625,000.00

November 15, 2005	$100,000.00

Issued: January 6, 2006 Effective as of: August 19, 2005

LOAN AGREEMENT
     THIS LOAN AGREEMENT (this “Agreement”) is effective as of the 19th day of August, 2005, by and among REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Borrower”), Leonard Nagel, not in his individual capacity, but, solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, and Daniel Granader, Alan Granader and Harry Granader as individuals (each a “Lender” and collectively, the “Lenders”).
W I T N E S S E T H :
     WHEREAS, the Borrower has requested the Lenders to extend a secured loan in the original principal amount of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00) to be used for marketing, sales, working capital and other general corporate purposes; and
     WHEREAS, each Lender is willing and prepared to extend such a secured loan to the Borrower upon the terms and subject to the conditions hereinafter set forth and in the amounts set forth on Exhibit A.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:
21. DEFINED TERMS.
     “Business Day” shall mean a day (other than a Saturday or Sunday) on which banks generally are open in Houston, Texas.
     “Collateral” shall have the meaning set forth in the Security Agreement.
     “Funding Date” shall mean each of those dates shown on Schedule I as dates on which the Lenders are obligated to disburse funds to the Borrower.
     “Intellectual Property” means any and all of the Borrower’s (a) patents and patent applications, and all inventions and improvements described and claimed therein, (b) copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications, (c) trademarks (including service marks), trade names, trade dress, trade secrets and trade styles and the registrations and applications for registration thereof and the goodwill of the business of the foregoing and (d) such other intellectual property including, but not limited to, database management systems and software, whether or not a registration or application for a patent, copyright or trademark has been made, and all other rights under any of the (a), (b), (c) or (d), all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing, and all rights to royalties, to sue for past, present, and future infringement of any of the foregoing.
     “Majority Lenders” shall mean more than fifty percent in both (i) the number of Lenders and (ii) the amount of Loans outstanding.

Issued: January 6, 2006
Effective as of: August 19, 2005
     “Registration Rights Agreement” means that certain registration rights agreement dated as of February 27, 2004 by and among the Company and certain of its shareholders including the Lenders under this Agreement as amended and in effect from time to time.
22. SECURED LOAN. The Lenders jointly agree to make a loan to the Borrower in the aggregate principal amount of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00) (the “Loan”). The Loan will be disbursed by the Lenders to the Borrower in eight (8) tranches as set forth in Schedule 1 hereto. The Loan shall accrue interest at the rate of five (5) percent per annum, payable together with the principal amount then outstanding on August 1, 2008 (the “Maturity Date”). Each Lender hereby agrees that such Lender shall make available to the Borrower the aggregate principal amount set forth below such Lender’s signature hereto as such Lender’s “Aggregate Commitment”.
23. SECURED PROMISSORY NOTES. The obligation of the Borrower to repay the Loan shall be evidenced by one or more Secured Convertible Promissory Notes, a form of which is attached hereto as Exhibit A, executed by the Borrower and payable to the order of the Lenders (the “Notes”). The Notes shall be convertible into common stock, par value $.001 per share, of the Borrower on the Maturity Date or on such earlier date as set forth in the Notes.
24. WARRANTS. The Borrower shall issue to each Lender a warrant for the number of shares equal to four thousand (4,000) shares for each one thousand dollars ($1,000.00) of principal advanced by such Lender under this Agreement with an exercise price of seventy-five cents per share (each such warrant, a “Warrant”). The aggregate number of shares by all Warrants issued pursuant to this Agreement shall not exceed fourteen million four hundred thousand (14,400,000) shares on the date of issuance of the Warrants.
25. CONDITIONS TO EFFECTIVENESS AND LENDING. (a) This Agreement shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied, unless otherwise waived by the Majority Lenders:
          (i) The representations and warranties contained herein and in the Security Agreement shall be true and correct as of the Effective Date as if made on the Effective Date.
          (ii) No Event of Default shall have occurred and be continuing.
          (iii) The Borrower shall have executed and delivered to Daniel Granader, as collateral agent for the Lenders that certain Security Agreement (the “Security Agreement”) of even date herewith, pursuant to which the Borrower has granted to the Lenders a lien and security interest in and to all of the Borrower’s Intellectual Property and certain personal property located in the State of Missouri to secure payment of the Notes.
          (iv) No judgment creditor of the Borrower shall have executed, or initiated proceedings to execute, one or more judgments for the payment of money.
          (v) Each party hereto shall have delivered to Daniel Granader, as collateral agent for the Lendersduly executed counterparts of (A) this Agreement; (B) the Security Agreement; (C) the Notes and (D) the Warrants.

Issued: January 6, 2006
Effective as of: August 19, 2005
     (b) The obligations of the Lenders to fund the loans set forth on Schedule 1 hereto are subject to the following conditions precedent:
          (i) The representations and warranties contained herein and in the Security Agreement shall be true and correct as of the Funding Date as if made on the Funding Date.
          (ii) No Event of Default shall have occurred and be continuing.
26. CONDITIONS SUBSEQUENT. The Borrower shall file and record the ground lease deed of trust over the property located at 4260 West Highway 86, Joplin, Missouri (the “Deed of Trust”) within ten (10) days of the date on which this Agreement is executed and delivered.
27. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to make the Loans hereunder, the Borrower hereby makes the following representations and warranties to the Lenders:
     (a) The Borrower is (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is duly qualified as a foreign corporation to do business and is in good standing under the laws of each jurisdiction in which it is required to be qualified to conduct its business.
     (b) The execution, delivery and performance by the Borrower of this Agreement, the Security Agreement, the Deed of Trust and the Notes and the consummation of the transactions contemplated hereby and thereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene its charter, by-laws or any federal, state or local law, order or decree applicable to the Borrower.
     (c) No authorization or approval or action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes.
     (d) This Agreement has been, and each of the Security Agreement, the Deed of Trust and the Notes when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each of the Security Agreement, the Deed of Trust and the Notes when delivered hereunder will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, and by equitable principles (regardless of whether enforcement is sought in equity or at law).
     (e) The Borrower is not an Investment Company, as such term is defined in the Investment Company Act of 1940, as amended.
     (f) The Borrower has no subsidiaries.
     (g) The Borrower has filed all federal, state, local and tax returns required to be filed by it, and has paid all federal, state, local and other taxes, assessments, fees and other governmental charges levied or imposed upon the Borrower, or its properties, income or assets or

Issued: January 6, 2006
Effective as of: August 19, 2005
shown in such returns to be due and payable, or are otherwise due and payable, except those which are being contested in good faith and for which adequate reserves have been provided.
28. COVENANTS. So long as the loans remain unpaid or any Lender shall have any commitment hereunder, the Borrower will:
     (a) Compliance with laws. Comply, in all material respects, with all applicable laws, rules, regulations and orders.
     (b) Payment of taxes, etc. Pay all federal, state, local and other taxes, assessments, fees and other governmental charges levied or imposed upon the Borrower, or its properties, income or assets, before any penalty or interest accrues thereon, except for such as are being contested in good faith and for which adequate reserves have been provided.
     (c) Preservation of Corporate Existence. Preserve and maintain its corporate existence and franchises, and be and remain qualified to do business as a foreign corporation under the laws of each jurisdiction in which it is required to be qualified to conduct its business.
     (d) Visitation Rights. During normal business hours and upon reasonable notice from time to time, permit each of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of (excluding any confidential information), and visit the properties of the Borrower, and to discuss the affairs, finances and accounts of the Borrower with the appropriate officers or representatives of the Borrower.
     (e) Keeping of Books. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower, in accordance with generally accepted accounting principles.
     (f) Maintenance of Properties. The Borrower shall (i) maintain, preserve and protect all of its properties, assets and equipment necessary, used, or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, and supplied with all necessary equipment, (ii) make or cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly conducted at all times and (iii) use the standard of care typical in the industry in the operation and maintenance of its facilities; provided that nothing in this Section 8(f) shall prevent the Borrower from discontinuing the operation or maintenance of any of the Borrower’s property if (A) the property discontinued from operation or maintenance does not constitute a material portion of the Borrower’s property and (B) such discontinuance is, in the judgment of the Borrower and its board of directors, desirable in the conduct of its business and is not disadvantageous in any material respect to the Lenders’ interests in the Collateral.
     (g) Reporting Requirements. The Borrower shall furnish to each of the Lenders:
          (i) As soon as available and in any event within sixty (60) days after the end of each of the first three quarters of each fiscal year, the balance sheet of the Borrower as of the

Issued: January 6, 2006
Effective as of: August 19, 2005
end of such quarter and the statements of income and cash flows of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer, treasurer or controller of the Borrower as having been prepared in accordance with generally accepted accounting principles;
          (ii) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, a copy of the annual audited report for such year for the Borrower, containing the balance sheet of the Borrower as of the end of such fiscal year and the statements of income and cash flows of the Borrower for such fiscal year;
          (iii) As soon as possible and in any event within ten (10) Business Days after the occurrence of each Event of Default continuing on the date of such statement, a statement of the chief financial officer or chief executive officer setting forth details of such Event of Default and the action that the Borrower has taken and proposed to take with respect thereto;
          (iv) Prompt notice of all actions and proceedings before any court, governmental agency or arbitrator materially and adversely affecting the Borrower; and
          (v) Such information respecting the Borrower as any Lender may from time to time reasonably request.
     (h) Use of Proceeds. The proceeds of the Loans shall be used for general corporate purposes and to pay certain outstanding obligations of the Borrower.
     (i) Registration Rights. The Company agrees to register on behalf of the holder of Note, any Common Stock, issued upon conversion of such Note in accordance with the terms of Section 2 thereof, pursuant to the terms of the Registration Rights Agreement.
     (j) Further Assurances. The Borrower shall from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Majority Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the Security Agreement, or of more fully perfecting or renewing the rights of the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof). In furtherance of this agreement, the Borrower shall promptly, and in any event within ten (10) Business Days after receipt of the Majority Lenders’ written request, execute, deliver, file, record and complete any and all instruments, agreements, and documents that the Majority Lenders may require for any of the foregoing purposes, including the completion, execution, acknowledgement and delivery of any notices, instruments, supplemental assignments and any other documents necessary for compliance with, or perfection under, any federal or state law, rule or regulation affecting perfection, priority and assignment, or with respect to, or as a result of, any amendment, enactment, judicial decision or change regarding the laws, rules or regulations with respect to deeds of trust, mortgages, liens, pledges or security interests. Upon the exercise by the Lenders of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any federal, state or local governmental authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all

Issued: January 6, 2006
Effective as of: August 19, 2005
applications, certifications, instruments and other documents and papers that may be required to obtain such consent, approval, recording, qualification or authorization.
29. EVENT OF DEFAULT. (a) As used herein, the term “Event of Default” shall mean and include each or all of the following events:
          (i) the Borrower shall fail to pay, within ten (10) days when due, any amounts required to be paid by the Borrower under this Agreement, the Security Agreement, the Deed of Trust or the Notes;
          (ii) the Borrower shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future state or federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make a general assignment for the benefit of his creditors, or shall be unable to pay his debts generally as they become due; or if a petition or answer proposing the adjudication of the Borrower as bankrupt or its reorganization under any present or future state or federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within thirty (30) days after the filing thereof; or if a receiver, trustee or liquidator of the Borrower or of all or substantially all of the assets of the Borrower shall be appointed in any proceeding brought against the Borrower and shall not be discharged within thirty (30) days of such appointment; or if the Borrower shall consent to or acquiesce in such appointment; or if any property of the Borrower shall be levied upon or attached in any proceeding;
          (iii) one or more judgment creditors shall have executed, or initiated proceedings to execute, one or more judgments for the payment of money in excess of $100,000;
          (iv) after the date hereof, final judgment(s) for the payment of money in excess of $100,000, individually or in the aggregate, shall be rendered against the Borrower and shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or
          (v) all or any portion of the property subject to the Security Agreement or the Deed of Trust, or the legal, equitable or any other interest therein, shall be sold, transferred, assigned, leased or otherwise disposed of unless the prior written consent of the Majority Lenders is first obtained.
     (b) Upon the occurrence of an Event of Default, the Majority Lenders may, at their option, exercise any and all of the following rights and remedies (in addition to any other rights and remedies available to the Lenders):
          (i) without notice, declare immediately due and payable all unpaid principal of and accrued interest on the Notes, together with all other sums payable hereunder or under the Notes, and the Notes shall thereupon be immediately due and payable without presentment or other demand, protect, notice of dishonor or any other notice of any kind (including notice of intent to accelerate maturity and notice of acceleration of maturity), all of which are hereby expressly waived; and

Issued: January 6, 2006
Effective as of: August 19, 2005
          (ii) exercise all of their rights or remedies under this Agreement, the Notes, the Deed of Trust and the Security Agreement.
30. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be given to or made upon the respective parties hereto at their respective addresses specified below or, as to any party, at such other address as may be designated by it in a written notice to the other party. All notices, requests, consents and demands hereunder shall be effective (a) upon personal delivery, or (b) one (1) Business Day after deposit with a nationally-recognized overnight courier service, or (c) three (3) Business Days after deposit with registered or certified, first class mail, postage prepaid.
IF TO THE LENDERS:
c/o Daniel Granader
160 Church Road
Goldcreek, MT 59733
Tel: (406) 288-0114
Fax: (406) 288-0115
IF TO THE BORROWER:
Remote Knowledge
Attn: Randy Bayne
3657 Briar Park Drive, Suite 100
Houston, TX 77042
Tel: (281) 599-4949
Fax: (281) 599-0165
31. MISCELLANEOUS.
     (a) Funding Obligations of Lenders. If, on any Funding Date, a Lender fails to provide funding as required by Schedule I, then, upon the request of the Borrower, the other Lenders shall be jointly obligated to disburse the funds to the Borrower which were scheduled to be disbursed by the non-funding Lender on such Funding Date.
     (b) Waivers. No failure on the part of the Lenders to exercise, and no delay in exercising, any right or remedy hereunder or under applicable law or any document or agreement related hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     (c) Amendments. The Majority Lenders and the Borrower may enter into agreements supplemental hereto for the purpose of adding to or modifying any provisions of this Agreement, the Security Agreement, the Deed of Trust or the Notes or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Event of Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

Issued: January 6, 2006
Effective as of: August 19, 2005
reduce the principal amount of the Loan or reduce the rate of interest on the Loan, postpone or extend the Maturity Date or forgive all or any portion of the principal amount, amend the definition “Majority Lenders”, amend this Section 11(c), or release all or substantially all of the Collateral, unless such Collateral is sold or transferred as permitted pursuant to this Agreement, the Security Agreement or the Deed of Trust.
     (d) Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns; provided, however, that the Borrower may not transfer or assign its right to borrow hereunder without the prior written consent of each Lender.
     (e) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.
     (f) Governing Law. This Agreement, the Notes and all other agreements related hereto or thereto, shall be construed in accordance with and governed by the laws of the State of Texas without giving effect to the choice of law provisions thereof.
     (g) Headings. The descriptive headings for the several sections of this Agreement are inserted for convenience only and shall not define or limit any of the terms or provisions hereof.
     (h) Joint and Several Obligations. The respective obligations of the Lenders hereunder are joint and several and the failure of any Lender to make any loan hereunder or to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

Issued: January 6, 2006
Effective as of: August 19, 2005
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of this ___day of January, 2006, but effective as of the date first above written.

BORROWER:

Remote Knowledge, Inc.

By:

Name: Randy Bayne
Title: President and CEO

LENDERS:

By:

Name: Leonard Nagel, not in his individual
capacity, but solely as Trustee for the Alan
Granader Family Trust

Aggregate Commitment: $1,725,000.00

By:

Daniel Granader

Aggregate Commitment: $600,000.00

By:

Alan Granader

Aggregate Commitment: $675,000.00

By:

Harry Granader

Aggregate Commitment: $600,000.00

Issued: January 6, 2006
Effective as of: August 19, 2005
Schedule 1

	Total
Funding Date	Funded	Amount

August 19, 2005	$1,625,000.00

November 15, 2005	$100,000.00

November 30, 2005	$225,000.00

December 10, 2005	$325,000.00

January 1, 2006	$325,000.00

February 10, 2006	$340,000.00

March 10, 2006	$330,000.00

April 10, 2006	$330,000.00

SECURITY AGREEMENT
     Security Agreement, dated as of January ___, 2006, by REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Debtor”), in favor of each of Leonard Nagel, not in his individual capacity, but solely in his capacity as trustee for the Alan Granader Irrevocable Family Trust, and Daniel Granader, Alan Granader, Harry Granader and Neil Granader as individuals (each a “Secured Party” and collectively, the “Secured Parties”).
RECITALS
     WHEREAS, the Secured Parties and the Debtor have entered into that certain Loan Agreement effective as of August 19, 2005 (the “Loan Agreement”), pursuant to which the Secured Parties acting as Lenders have agreed to provide certain financing arrangements to the Debtor in the aggregate amount of three million six hundred thousand dollars ($3,600,000) (the “Value”);
     WHEREAS, subject to the terms and conditions of the Loan Agreement, the Debtor has issued to each of the Secured Parties, one or more secured promissory notes dated as of January ___, 2006 and effective as of August 19, 2005 (the “Notes”), which may be converted into the common stock of the Debtor as set forth therein;

Issued: January 6, 2006
Effective as of: August 19, 2005
     WHEREAS, as partial inducement to the Secured Parties to extend such Value, the Debtor has agreed to grant security interests in the Collateral (as defined herein) to the Secured Parties to secure the payment and performance of the Obligations (as defined herein); and
     WHEREAS, pursuant to Section 4 of the Loan Agreement, the Debtor is required to grant, execute and deliver to the Secured Parties a security agreement, granting the security interests set forth herein to the Secured Parties.
     Now, Therefore, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
  1. Definitions
Defined Terms Each of the capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement, as applicable. The terms “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Inventory”, “Payment Intangible”, “Proceeds” and “Software” have the respective meanings ascribed thereto in Chapter 9 of the UCC (as defined below). If a term is defined in Chapter 9 of the UCC differently than in another Article of the UCC, the term has the meaning assigned to it in Article 9.
“Collateral” shall have the meaning assigned to it in Section 2 hereof.
“Collateral Records” shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and other items which provide information or records concerning any Collateral.
“Copyrights” shall mean those copyrights set forth in Schedule 3.
“Event of Default” shall have the meaning set forth in Section 8 hereof.
“Intellectual Property” shall have the meaning set forth in the Loan Agreement.
“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any

Issued: January 6, 2006
Effective as of: August 19, 2005
kind or nature whatsoever, including, without limitation, any publicly available evidence of a lien, including the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.
“Majority Secured Parties” shall mean the Majority Lenders, as defined in the Loan Agreement.
“Patents” shall mean those patents set forth in Schedule 3.
“Permitted Lien” shall mean (a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with generally accepted accounting principles; (b) artisan’s, operators’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue or that are being contested in appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, and other social security laws or regulations; (d) deposits to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case arising in the ordinary course of business; (e) judgment liens in respect of judgments or awards that do not constitute an Event of Default under Section 7 or the Loan Agreement; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of each Debtor; (g) landlord’s or lessor’s liens under leases in the ordinary course of business; (h) liens in or

Issued: January 6, 2006
Effective as of: August 19, 2005
limitations on the use of funds held in trust securing the repayment of indebtedness to any industrial development corporation; (i) Liens placed on assets hereafter acquired to secure all or a portion of the purchase price thereof; (j) all Liens set forth on Schedule 2A; and (k) liens arising from leases of equipment in the ordinary course of business.
“Person” shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.
“Obligations” shall mean all obligations, liabilities and indebtedness of every nature of the Debtor to the Secured Parties whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, arising under or in connection with the Loan Agreement.
“Trademarks” shall mean those trademarks set forth in Schedule 3 and the goodwill of the Debtor’s business connected with and symbolized by such trademarks.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas.
   2. Grant of Security Interests
As security for the prompt and complete payment and performance in full of all the Obligations, the Debtor hereby grants to the Secured Parties a security interest in and continuing lien on all of the Debtor’s right, title and interest in, to and under, the following property of the Debtor, in each case, whether now owned or existing or hereafter acquired or arising, wherever located, and all proceeds and products thereof (all of which being hereinafter collectively referred to as the “Collateral”):
     2.1 Equipment located at 4260 West Highway 86, Joplin Missouri, including the Equipment set forth on Schedule 2;

Issued: January 6, 2006
Effective as of: August 19, 2005
     2.2 Fixtures located at 4260 West Highway 86, Joplin, Missouri;
     2.3 Software, embedded in any of the Equipment specified in Section 2.1 or the Fixtures specified in 2.2;
     2.4 All Intellectual Property, including, but not limited to, the Intellectual Property set forth on Schedule 3 hereto;
     2.5 All other rights appurtenant to the property described above; and
     2.6 All cash and non-cash Proceeds of any and all of the foregoing;
provided, however, that “Collateral” shall not include any personal property of the Debtor (other than Intellectual Property) located anywhere other than at 4260 West Highway 86, Joplin, Missouri.
   3. Authorization to File Financing Statements
The Debtor hereby irrevocably authorizes the Secured Parties at any time and from time to time to file in any jurisdiction in which the Uniform Commercial Code has been enacted (a “UCC Jurisdiction”) any initial financing statements and amendments thereto identifying the Debtor as the “debtor” thereon including, but not limited to, such financing statements that:
     3.1 indicate the Collateral as identified herein, and
     3.2 contain any other information required by part 5 of Chapter 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to a Secured Party promptly upon such Secured Party’s request. Each Debtor also ratifies its authorization for the Secured Parties to have filed in any UCC Jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
  4. Representations and Warranties
The Debtor hereby represents and warrants to the Secured Parties, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

Issued: January 6, 2006
Effective as of: August 19, 2005
     4.1 Title to, and Information Concerning, the Collateral. The Debtor is the sole owner of, and has all rights in or power to transfer, the Collateral (except for the Intellectual Property), free from any right or claim of any Person and no Lien exists upon such Collateral, except for Permitted Liens and the security interest created in favor of the Secured Parties hereunder. All other information set forth in this Agreement pertaining to the Collateral is accurate and complete.
     4.2 Nature of Collateral None of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the UCC.
     4.3 Maintenance of Collateral in Compliance with Applicable Laws The Debtor has at all times operated its business in compliance with all applicable material provisions of federal, state and local statutes and ordinances.
     4.4 Name and Organization
     (a) The full and exact legal name, type of organization, jurisdiction of organization, organizational identification number or statement that the Debtor has no such number, and mailing address of the Debtor as of the date hereof are correctly set forth in Schedule 1 hereto.
     (b) Schedule 1 correctly specifies the place of business of the Debtor or, if the Debtor has more than one place of business, the location of its chief executive office.
     (c) The Debtor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware; and
     (d) The Debtor has the power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Security Agreement. The Debtor has duly executed and delivered this Security Agreement, and this Security Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, and by equitable principles (regardless of whether enforcement is sought in equity or at law).
     4.5 Changes in Circumstances The Debtor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in §9-307 of the UCC), (ii) except as specified in Schedule 1, heretofore changed its name, or (iii) heretofore become a “new debtor” (as defined in §9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

Issued: January 6, 2006
Effective as of: August 19, 2005
     4.6 Intellectual Property
     (a) Schedule 3 sets forth a complete and correct list of all Copyrights, Patents and Trademarks owned by the Debtor on the date hereof; except pursuant to licenses and other user agreements entered into by the Debtor in the ordinary course of business, the Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Schedule 3, and all registrations listed in Schedule 3 are valid and in full force and effect; and except as may be set forth in Schedule 3, the Debtor owns and possesses the right to use all Copyrights, Patents and Trademarks.
     (b) Schedule 3 sets forth a complete and correct list of all licenses and other user agreements relating to the Intellectual Property on the date hereof.
     (c) To the Debtor’s knowledge, (i) except as set forth in Schedule 3, there is no violation by others of any right of the Debtor with respect to any Copyright, Patent or Trademark listed in Schedule 3, respectively, under the name of such Debtor and (ii) the Debtor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Debtor or, to the Debtor’s knowledge, threatened, and no claim against the Debtor has been received by the Debtor, alleging any such violation, except as may be set forth in Schedule 3.
     4.7 Validity and Perfection
     (a) The security interests in the Collateral granted to the Secured Parties hereunder constitute valid and continuing security interests in the Collateral and the Debtor has rights in or the power to transfer the Collateral; and
     (b) the Secured Parties’ having filed financing statements naming the Debtor as “debtor” and the Secured Parties as “secured parties” in the filing offices set forth on Schedule I hereto, and the security interests in the Collateral granted to the Secured Parties hereunder constitute perfected security interests.
     4.8 No Liens; Other Financing Statements
Except as set forth on Schedule 4 hereto, no financing statement or other evidence of Lien covering or purporting to cover any of the Collateral is on file in any public office other than (i) financing statements filed or to be filed in connection with the security interests granted to the Secured Parties hereunder and (ii) any financing statements filed in connection with the Permitted Liens.
   5. Covenants: Actions Concerning the Collateral
To further insure the attachment, perfection and first priority of, and the ability of the Secured Parties to enforce, the Secured Parties’ security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Security Agreement, the Debtor agrees, in each case at the Debtor’s own expense, to take the following actions with respect to the following Collateral:

Issued: January 6, 2006
Effective as of: August 19, 2005
     5.1 Other Actions as to Any and All Collateral The Debtor agrees, at the request and option of the Majority Secured Parties, to take any and all other actions the Majority Secured Parties may determine to be necessary or useful to insure the attachment, perfection and priority of, and the ability of the Secured Parties to enforce, the Secured Parties’ security interest in any and all of the Collateral including, without limitation:
     (a) furnishing to each Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Majority Secured Parties may reasonably request, all in reasonable detail and in form satisfactory to the Majority Secured Parties;
     (b) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC as in effect in any relevant UCC Jurisdiction;
     (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Parties to enforce, the Secured Parties’ security interest in such Collateral;
     (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Majority Secured Parties;
     (e) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Majority Secured Parties; and
     (f) taking all actions required under any other law, as reasonably determined by the Majority Secured Parties to be applicable in any relevant UCC Jurisdiction or other jurisdiction, including any foreign jurisdiction.
   6. Further Covenants
The Debtor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement:
     6.1 Further Assurances The Debtor will from time to time at the expense of the Debtor, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Majority Security Parties may determine to be necessary or useful in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the covenants set forth in this Section 6.
     6.2 Ownership of Collateral The Debtor will continue to own each item of the Collateral free and clear of any and all Liens (other than Permitted Liens), rights or claims of all other Persons, except Permitted Liens, and the Debtor shall defend the

Issued: January 6, 2006
Effective as of: August 19, 2005
Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Parties.
     6.3 Change of Name, Identity, Corporate Structure, or Chief Executive Office; Location of Equipment The Debtor will not change its name, identity, corporate structure (including, without limitation, its jurisdiction of formation) or the location of its chief executive office or location of its Inventory or Equipment without (i) giving the Secured Parties at least thirty (30) days’ prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as the Secured Parties may reasonably request, and (ii) taking all action satisfactory to the Majority Secured Parties as the Majority Secured Parties may reasonably request to maintain the security interest of the Secured Parties in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.
     6.4 Maintain Records The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.
     6.5 Right of Inspection The Secured Parties shall have full and free access during normal business hours to all Collateral Records, and the Secured Parties and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render each Secured Party at the Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Each Secured Party and its representatives shall during normal business hours also have the right to enter into and upon any premises where any of the Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     6.6 Insurance
     (a) Insurance for Collateral The Debtor will maintain, with financially sound and reputable insurers acceptable to the Secured Parties and licensed to do business in each state in which any of the Collateral covered by any policy is located, insurance with respect to the Collateral and its use, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, similarly situated, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated.
     (b) Business Insurance: General The Debtor will maintain, with financially sound and reputable insurers acceptable to the Secured Parties and licensed to do business in each state in which any of the Collateral covered by any policy is located, insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such

Issued: January 6, 2006
Effective as of: August 19, 2005
terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Parties.
     (c) Insurance Proceeds The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, so long as no Event of Default has occurred and is continuing, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed.
     (d) Evidence of Insurance Promptly upon written request by the Secured Parties, the Debtor shall furnish the Secured Parties with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.
     6.7 Payment of Obligations The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to, or incurred in connection with the use or operation of, the Collateral or incurred in connection with this Agreement, except that no such obligation need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve, in the sole opinion of the Debtor, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein, and (iii) such charge is adequately reserved against on the Debtor’s books in accordance with generally accepted accounting principles.
     6.8 Negative Pledge The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than the Permitted Liens.
     6.9 Limitations on Dispositions of Collateral The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except, so long as no Event of Default shall have occurred and be continuing, for sales or other dispositions in the ordinary course of business of items of Equipment and Fixtures which have become worn out or obsolete.
     6.10 Use of Collateral The Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.
     6.11 Operation of Business The Debtor will continue to operate its business in compliance in all material respects with all applicable provisions of federal, state and local statutes and ordinances.
   7. Events of Default

Issued: January 6, 2006
Effective as of: August 19, 2005
The occurrence of any of the following shall, at the option of the Secured Party, constitute an Event of Default:
     7.1 Any Event of Default (as defined in the Loan Agreement) by the Debtor under the Loan Agreement or with respect to any of the other Obligations;
     7.2 Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;
     7.3 Attachment, execution or levy on any of the Collateral; or
     7.4 Any Secured Party shall receive at any time following execution hereof from a relevant filing office in any applicable UCC Jurisdiction report indicating that any Secured Party’s security interest is not prior to all other security interests or other interests reflected in the report (other than Permitted Liens).
   8. Remedies; Rights Upon Default
     8.1 Rights and Remedies Generally If an Event of Default shall occur and be continuing, then and in every such case, the Secured Parties shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other security agreement between the parties.
     8.2 Assembly of Collateral If an Event of Default shall occur and be continuing, upon five days notice to the Debtor, the Debtor shall, at its own expense, assemble the Collateral (or from time to time any portion thereof) and make it available to the Secured Parties at any place or places designated by the Majority Secured Parties which is reasonably convenient to all parties.
     8.3 Disposition of Collateral To the extent required by the UCC, the Majority Secured Parties will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Debtor agrees that the requirements of reasonable notice to it shall be met if such notice is mailed, postage prepaid to its address specified in Section 9 of this Agreement (or such other address that the Debtor may provide to the Secured Parties in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made.
     8.4 Recourse: The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Obligations. The Debtor shall also be liable for all expenses of the Secured Parties incurred in connection with collecting such deficiency, including, without limitation,

Issued: January 6, 2006
Effective as of: August 19, 2005
the fees and disbursements of any attorneys employed by the Secured Parties to collect such deficiency.
     8.5 Expenses; Attorneys Fees; Proceeds of Disposition The Debtor shall pay to the Secured Parties on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Parties in protecting, preserving or enforcing the Secured Parties’ rights and remedies under or in respect of any of the Obligations or any of the Collateral. All such expenses shall also constitute Obligations. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Majority Secured Parties may determine or in such order of preference as is provided in the Loan Agreement.
     8.6 Limitation on Duties Regarding Preservation of Collateral
     (a) The Secured Parties shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.
     (b) None of the Secured Parties nor any of their agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.
   9. Miscellaneous
     9.1 Suretyship Waivers by Debtor The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Parties may deem advisable. The Secured Parties shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto. The Debtor further waives each and every right to which it may be entitled by virtue of any suretyship law, including any rights it may have pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as the same may be amended and in effect from time to time.
     9.2 Marshalling The Secured Parties shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its

Issued: January 6, 2006
Effective as of: August 19, 2005
rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.
     9.3 Governing Law and Consent to Jurisdiction THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State of Texas located in the County of Harris or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in Section 9.4 of this Agreement. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
     9.4 Notices All notices required to be given or otherwise given hereunder, shall be made in accordance with Section 9 of the Loan Agreement.
     9.5 Successors and Assigns This Security Agreement shall be binding upon and inure to the benefit of the Debtor and each of the Secured Parties, all future holders of the Obligations and their respective successors and assigns, except that the Debtor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Parties.
     9.6 Waivers and Amendments None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor and the Majority Secured Parties. In the case of any waiver, each of the Debtor and the Secured Parties shall be restored to their former position and rights hereunder and under the outstanding Obligations, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.
     9.7 No Waiver; Remedies Cumulative No failure or delay on the part of the Secured Parties in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and any Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. None of the Secured Parties shall be deemed to have waived any of their respective rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by such Secured Party. A waiver by such Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured

Issued: January 6, 2006
Effective as of: August 19, 2005
Parties deem expedient and are not exclusive of any rights or remedies which the Secured Parties would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Parties to any other or future action in any circumstances without notice or demand.
     9.8 Termination; Release When the Obligations have been paid and performed in full (and for the purposes of this provision, such Obligations will be deemed to have been paid and performed in full upon (i) payment to the Secured Parties of all principal and interest due and payable under the Loan Agreement or (ii) the conversion of principal and interest due and payable into common stock in accordance with the Notes, and any other amounts then due and owing under the Security Documents) this Security Agreement shall terminate, and the Secured Parties, at the request and sole expense of the Debtor, will thereupon execute and deliver to the Debtor, or authorize the Debtor to file, the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral as may be in possession of the Secured Parties and has not theretofore been disposed of, applied or released.
     9.9 Headings Descriptive The headings of the several Sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.
     9.10 Severability In case any provision in or obligation under this Security Agreement or the Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, each of the Debtor and the Secured Parties have caused this Security Agreement to be duly executed and delivered as of the date first above written.

REMOTE KNOWLEDGE, INC.

By:

Name: Randy S. Bayne
Title: President and Chief Executive Officer

SECURED PARTIES:

By:

Name: Leonard Nagel, not in his individual
capacity, but solely in his capacity as Trustee
for the Alan Granader Family Trust

By:

Daniel Granader

By:

Allan Granader

By:

Harry Granader

By:

Neil Granader

SCHEDULE 1

Address of
		Jurisdiction		Chief	Other
Exact Legal	Type of	of	Organizational	Executive	Locations of
Name	Organization	Formation	ID Number	Office	Collateral

Remote Knowledge, Inc.	Corporation	Delaware		3657 Briarpark
Suite 100
Houston, TX
77042

SCHEDULE 2
EQUIPMENT

		SERIAL
DESCRIPTION	QUANTITY	NUMBERS
CABINET, DIGITAL, 115VAC TIME DIVISION MULTIPLE ACCESS BASIC HUB #105-1260-005	1	1792

CABINET, INTERMEDIATE FREQUENCY, 115VAC TIME DIVISION MULTIPLE ACCESS BASIC HUB #105-1260-006	1	1781

CABINET, SECOND EXTENSION DIGITAL, 115VAC TIME DIVISION MULTIPLE ACCESS BASIC HUB #105-1260-008	1	1797

TERMINAL, WYSE-520 WHITE WYSE 90110-35 #435-2107-001	1	OVJ18600138

KEYBOARD, AMERICAN NATIONAL STANDARD INSTITUTE WYSE 901879-01 #435-2107-002	1	98420685

ASSEMBLY, SUBNETWORK CONTROL UNIT 1 LINK CONTROL PROCESSOR 128/256/514 WITH ETHERNET WITH NEW TIME DIVISION MULTIPLE ACCESS PROGRAM #150-1265-039	2	0255 0254

MISCELLANEOUS SOFTWARE X.NMS SOFTWARE #325-1002	1	No S/N

		SERIAL
DESCRIPTION	QUANTITY	NUMBERS
MISCELLANEOUS SOFTWARE X.STAR NET PROTOCOL #325-1002	1	No S/N

MISCELLANEOUS SOFTWARE TERMINAL CONTROL PROTOCOL INTERNET PROTOCOL #325-1002	1	No S/N

MANUAL, SUBNETWORK CONTROL UNIT #101-370 MAN.XNMS #101-510	1	No S/N

MANUAL, NETWORK CONTROL UNIT SYSTEM & SOFTWARE #101-200	1	No S/N

ASSEMBLY, BURST DEMODULATOR 70 MEGA-HERTZ, DIFFERENTIAL QUADRATURE PHASE SHIRT KEYING BD501 BUILT TO DRAWING #105-1321-003	2	1679842 1669842

ASSEMBLY, 1:8 SWITCH, BURST DEMODULATOR BUILD TO DRAWING #105-1077-02	1	5521

ASSEMBLY, BURST DEMODULATOR 70 MEGA- HERTZ, DIFFERENTIAL QUADRATURE PHASE SHIFT KEYING BD 501 BUILD TO DRAWING #150-1321-003	1	179

TAPE DRIVE, 4-8 GB SOLARIS STORAGE UNI-PAK SUN SG-XTAPSLR-010A #435-1960-001	1	939C1443

CABLE, TAPE DRIVE, SMALL COMPUTER SYSTEMS INTERFACE 68 TO 68, SUN X3858A

		SERIAL
DESCRIPTION	QUANTITY	NUMBERS
PURCHASE TO DRAWING #344-0025-001	1	8425-9935

TAPE, MAGNETIC 150MB SUN SO-QD6 #435-1469-001	1	No. S/N

CABLE ASSEMBLY, ETHERNET, RJ45, 25FT CROSS-PINNED, BLACK BOX EYN737M-0025 #345-5979-001	1	No. S/N

ASSEMBLY, NETWORK CONTROL UNIT WITH NON-VOLATILE RANDOM ACCESS MEMORY 256 KB WITH INTERNATIONAL STANDARDS ORGANIZATION PRINTED CIRCUIT ASSEMBLY BUILDING TO DRAWING #150-1048-014	1	152

ASSEMBLY, SPACEWEB INDOOR UNIT BUILD TO DRAWING #150-1365-001	2	98520010 98520008

CABLE ASSEMBLY, SYMBOL/TIME DIVISION MULTIPLEX INTERFACE BUILD TO DRAWING #345-5119-21	2	No. S/N

POWER SUPPLY MONITOR MODEL 26	1	0116

WTI INCS-64-INTELLIGENT CONNECTIVITY SYSTEM	1	67221

RADYNE COMSTREAM DIGITAL VIDEO BROADCAST MODULATOR DVB3030	1	00106506070A

LOGIC INNOVATIONS INTERNET PROTOCOL ENCAPSULATOR #IPE-2000	1	298002500017

ACT WIRELESS QUAD DEMODULATOR #QD2048	4	U051082 U051377 U051326 u051391

MCL KU BAND TRAVELING WAVE TUBE AMPLIFIER, 150 WATT, 2 UNITS	1	1015 1016

		SERIAL
DESCRIPTION	QUANTITY	NUMBERS
MITEQ KU BAND UP/DOWN CONVERTER	1	167312

SATELLITE SYSTEMS MODEL 5420 70 MEGA-HERTZ INTERMEDIATE FREQUENCY TO L-BAND UPCONVERTER	1	13898

SATELLITE SYSTEMS ATX-1000 ANTENNA POSITIONING SYSTEM	1	13952

Harmonic TRX-100 Internet protocol Encapsulator	1	751898 2775

PARADISE P300 SATELLITE MODEM	1	2115

SM2020 DIGITAL VIDEO BROADCAST MODULATOR CALIFORNIA EF DATA	1	991290181

SYSTRON DONNER 762 SPECTRUM ANALYZER	1	3360375

GILAT SKYDATA MODEL 2470 VSAT	1	0326-0264

GILAT SKYDATA MODEM 2462-D-1 OUTDOOR UNIT	1	0253-0196

VERTEX RSI 9 METER ANTENNA WITH 4 PORT C BAND FEED	1	F251-107

VERTEX RSI 6.1 METER ANTENNA WITH 2 PORT KU BAND FEED	1	G338-119

EF DATA MODULATOR REDUNDANCY SWITCH	1	992038754

EF DATA MODULATOR MODEL SDM300	1	972008187

CISCO SYSTEM 2620 ROUTER SH 800-04956-02	1	JAB033883PW

CISCO SYSTEMS MODEL CATALYST 2924 XL ETHERNET SWITCH AT NR80WTA ??	1	005080715500

SCHEDULE 3
INTELLECTUAL PROPERTY
(1) U.S. Patents.

PATENT NO.	ISSUED	INVENTORS	TITLE/DESCRIPTION
6,032,193	February 29, 2000	Mark K. Sullivan	Computer system having virtual circuit address altered by local computer to switch to different physical data link to increase data transmission bandwidth

6,542,119B2	April ___2003		GPS Antenna Array
(2) U.S. Patent Applications

APPLICATION NO.	FILED	INVENTORS	TITLE/DESCRIPTION
09/758,581	January 11, 2001	Mark K. Sullivan and Charles Adam Crowder	Method and system for improving data transmission and storage of markup language documents

09/966,325	September 28, 2001	Mark Sullivan	Apparatus and method for efficient live webcasting and network connectivity

09/835,893	[April 16, 2001]		“Data Communications Synchronization Using GPS Receivers”

09/968, 746	October 1, 2001		“Telematics System”

(3) Copyrights

(4) Trademarks
(5) Works of Authorship••
     (i)) Moonbeamer Terminal Software, including without limitation:
•	DVB receiver control dvbd.c

•	Inroute modulator control damad.c

•	Inroute transmit device driver sattx.c

•	Configuration receiver recvconfig.c

•	Web-based configurator wwwconfig.c

•	Startup file downloader getfile.c

•	Signal strength indicator ss.c

•	Status report transmitter monitor.
     (ii) Hub Software, including without limitation:
Remote restart sendreboot.c

Inroute remote control damaset.c

Inroute device driver satrx.c

Configuration broadcast uplinksender.c

Cryptographic access control authorize.c

Status report receiver listen.c

Network status alarm monitor.c

Demodulator assignment qd2048.c
(4) Trade Secrets
     (i) Software identified in Section (3) of this Schedule 3
(5) Licenses
     (i) XNMS SOFTWARE #325-1002

     (ii) X.STAR NET PROTOCOL SOFTWARE #325-1002
     (iii) TERMINAL CONTROL PROTOCOL / INTERNET PROTOCOL SOFTWARE #325-1002 )
     (iv) Logic Innovations IPE-2000 70 Mb/s operation
     (v) Intuit AQuick Books Pro 98
FCC Licenses.
• All rights and interests of the Debtor in any and all licenses and permits (collectively referred to as the “FCC Licenses”) issued by the Federal Communications Commission (the “FCC”), subject to applicable law and FCC rules and regulations governing the FCC Licenses, including without limitation the following:
• that certain Radio Stations Authorization, Call Sign No. E000076, File No.: SES-LIC-20000207-00177, granted to Cislunar Networks Corp. on September 27, 2000 for Domestic Fixed Satellite Service;
• that certain Radio Stations Authorization, Call Sign No. E990333, File No.: SES-MOD-20000218-00257, granted to Cislunar Networks Corp, on May 10, 2000 for Domestic Fixed Satellite Service; and
• that Certain Radio Station Authorization, Call Sign No. E0120`8`, File No.: SES-LIC-20020515-00787, granted to Cislunar Networks Corp, on September 3, 2002 for Domestic Fixed Satellite Service.
• The FCC. The hardware falls under the jurisdiction of the FCC because the unit has the ability to transmit data using the internal cellular phone. The cell phone is certified under FCC Part 15. so certification for our device should be straighforward. This certification has been applied for and we expect to receive certification in the near term.
• The Department of Commerce. We are no longer using encryption for secure communications between our device and the knowledge bank. However, with a VeriSign 128-bit SSL Global Server ID, available from VeriSign as part of its Secure Site Pro and Commerce Site Pro Services, our customers can enjoy secured communications when visiting our web site. The VeriSign Global Server ID is a septillion times more secure than any other product. Until recently, strong 128-bit enerption was not exportable. The United States Department of Commerce has approved VeriSign to issue certificates for 128-bit encrypted communications, the highest level of encryption ever allowed across United States borders.

Encumbrances on Intellectual property
     1. UCC File No. 03-0018290629 filed on 2/24/03 by SMH Varitek LLC against Varitek Industries, Inc. in the office of the Secretary of State of the State of Texas, as described on Schedule 4, below.\

SCHEDULE 4
OTHER PERMITTED LIENS
Existing UCC Financing Statements

File
Debtor		Number &	Secured
Name	Jurisdiction	Date	Party	Collateral/Description
Remote Knowledge, Inc.	Delaware Secretary of State	File No. 43216852 filed on 11/15/04	Inter-Tel Leasing, Inc.	Lease filing related to Axxess Telephone System, including all substitutions, modifications and replacements.

Varitek Industries Inc	Texas Secretary of State	File No. 00-642349 filed on 12/13/00	Whirlpool Corporation	A purchase money security interest in any goods bearing the trademarks WHIRLPOOL, KITCHENAID, ROPER ESTATE, COOLERATOR, CHAMBERS or _SP, and parts and accessories for the goods, from time to time arising from the financed sale of such goods to Varitek Industries, Inc.

Varitek Industries, Inc.	Texas Secretary of State	File No. 03-0018290629 filed on 2/24/03	SMH Varitek LLC	All of Debtor’s Intellectual Property Rights (defined herein) and any proceeds thereof, all as more particularly set forth in that certain Security Agreement dated November 27, 2002 between Debtor and Secured Party. As used herein, “Intellectual Property Rights” means all rights of Debtor now or hereafter existing in and to any intellectual property, including, without limitation, the following patent applications: Serial Number 09/835,893 filed 4/16/01, “Data Communications Synchronization Using GPS Receivers”; US Patent No. 60/200,573, Remoted Video and Two-Way Audio Transmission System, Serial Number 60/206,343, filed 5/23/00, “GPS Antenna Arra”; US Patent No.

File
Debtor		Number &	Secured
Name	Jurisdiction	Date	Party	Collateral/Description
60/209,547, Lead Acid Platinum Battery; Serial Number 60/236,682 filed 9/29/00, “Communication System”, together with (i) letters patent, utility models, design patents, industrial designs, patent applications, including continuations-in-part, divisionals (collectively “continuing applications”), re-examined patents and reissued patents that are owned or controlled by the Debtor during the term of this filing, all United States patent applications, foreign counterparts thereof, continuing applications, re-issues and re-examined applications and patents issuing therefrom; (ii) trade secreta, know how, and similar proprietary technical and business information including algorithms, ideas, processes, procedures and techniqures that have been treated as confidential information, including those that relat to Debtor’s tracking product (Varilink ™); (iii) copyrights, works of authorship and similar rights, including rights in computer program code that relate to Debtor’s tracking product (Varilink ™); (iv) Mask work rights or similar protection, including rights that relate to Debtor’s tracking product (Varilink ™); and (v) copyrights, trademarks, trade names and service marks, and licenses to use, applications for, and other rights to, patents, copyrights,

File
Debtor		Number &	Secured
Name	Jurisdiction	Date	Party	Collateral/Description
trademarks, trade names and services marks.